Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
20.	SUBSEQUENT EVENTS
The Company evaluated subsequent events from December 31, 2023, the date of these consolidated financial statements, through March 15, 2024, which represents the date the consolidated financial statements were issued, for events requiring adjustment to or disclosure in these consolidated financial statements.
Acquisitions
On January 2, 2024, BioTE Medical, LLC executed an asset purchases agreement with Simpatra, LLC for a purchase price totaling $4.5 million for the purchase of certain intellectual property and intellectual property rights.
On January 17, 2024, BioTE Medical LLC entered into a definitive purchase agreement with F.H. Investments Inc. (“Asteria Health”) a privately held 503B manufacturer of compounded bioidentical hormones. The Company expects to close in early 2024.
Share Repurchase Program
On January 24, 2024, the Company’s Board of Directors approved a share repurchase program authorizing the repurchase of up to $20.0 million its outstanding Class A common stock. The program grants management the authority to repurchase the Company’s Class A common stock in the open market, in privately negotiated transactions or by other means in accordance with applicable state and federal securities laws. The timing of any repurchases under the share repurchase program is at the discretion of management and depends on a variety of factors, including market conditions, contractual limitations and other considerations. The share repurchase program may be expanded, modified, suspended or discontinued at any time, and does not obligate the Company to repurchase any dollar amount or number of shares. As of March 11, 2024, the Company repurchased 502,318 shares of its outstanding Class A common stock totaling $2.7 million.